                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

             VAN ECK VIP TRUST - VAN ECK VIP GLOBAL HARD ASSETS FUND
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 Madison Avenue, New York, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2013

Item 1. Report to Shareholders

SEMI-ANNUAL REPORT JUNE 30, 2013 (unaudited)

Van Eck VIP Trust Van Eck VIP Global Hard Assets Fund

Van Eck VIP Global Hard Assets Fund

The information contained in these shareholder letters represent the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings and the Fund’s performance, and the views of the investment team members are as of June 30, 2013 and are subject to change.

VAN ECK VIP GLOBAL HARD ASSETS FUND

Dear Shareholder:

The Initial Class shares of the Van Eck VIP Global Hard Assets Fund (the “Fund”) declined 4.92% for the six months ended June 30, 2013. To compare, the Standard and Poor’s (S&P®) North American Natural Resources Sector Index1 rose 1.87% for the same period. The key aspect of the Fund that detracted from performance relative to its primary benchmark was an overweight position and stock selection in diversified metals and mining and gold. Such detractors were partially offset by effective stock selection in several energy sub-sectors, including oil and gas exploration and production and oil and gas drilling.

The Fund remained underweight relative to the benchmark in the energy sector overall at the end of the semi-annual period, but maintained one of the Fund’s highest historical energy allocations. Within energy, the Fund was overweight oil and gas equipment and services, oil and gas drilling and oil and gas exploration and production sub-sectors, as well as diversified metals and mining and agriculture products sub-sectors.

The Fund was underweight oil and gas marketing and refining, and, integrated oil companies. It should be noted that the Fund employs a diversified natural resource strategy and as such has been historically underweight energy relative to the S&P® North American Natural Resources Sector Index, the Fund’s benchmark index. For example, the benchmark was approximately 84% energy as of June 30, whereas the Fund was approximately 74% energy—a recent high. As a point of reference, the S&P® Global Natural Resources Index2, which was approximately 34% energy as of June 30, declined -11.14% for the semi-annual period.

Overview

Markets continued to focus on both monetary and fiscal policy initiatives globally. Developed market central banks like the U.S. Federal Reserve (the “Fed”), the European Central Bank and Bank of Japan all continued to contribute to a highly accommodative monetary policy backdrop. In emerging markets, slower growth (Brazil, Russia, India and China, in particular), elevated inflation levels and weakening currencies have reduced forward looking growth expectations. In this backdrop, sectors leveraged to emerging markets and global growth have lagged—such as resource sectors.

During the semi-annual period, precious metals were the weakest, with gold bullion prices dropping 26.3% to end June 2013 at $1,235 per ounce. A rally in risk assets globally, falling inflation expectations, U.S. dollar strength and a rally in real interest rates toward the end of the period all combined to spur liquidation in gold. Stocks of gold mining companies fell even more dramatically, based on commodity weakness, poor first quarter earnings results and issues with lower production levels and higher operating costs. Base metals were also weak during the first half, pressured by greater inventory levels and concerns regarding dampened demand from China and emerging markets. West Texas Intermediate (WTI) crude oil prices increased 5.2% to end June at $96.56 per barrel. Energy shares performed well during the first half of the year, particularly oil service companies and exploration and production companies. Grains prices trended lower during the first half as aggressive planting and decent weather brought expectations that the upcoming crop would ease the balance sheet tightness that resulted from last year’s drought.

Fund Review

The three strongest positive-contributing sub-sectors to the Fund’s performance relative to the primary benchmark were oil and gas exploration and production, precious metals and minerals and oil and gas drilling. Within both oil and gas sub-sectors mentioned above, both an overweight allocation and stock selection contributed to performance.

The three weakest-contributing sub-sectors to the Fund’s performance relative to the primary benchmark were diversified metals and mining, steel and gold.

The Fund’s strongest contributors include mainly energy-related companies. Shares of oil and gas exploration and production company Pioneer Natural Resources (4.7% of Fund’s net assets†) gained as the company beat first quarter earnings expectations on strong drilling results in the Permian Basin of West Texas. Shares of oilfield services giant Halliburton (4.0% of Fund’s net assets†) rose on improving earnings expectations, rising margins on its North American operations and its boosted dividend and intentions to more aggressively buyback shares. Oil and gas exploration and production company Anadarko Petroleum (5.3% of Fund’s net assets†) saw its shares advance on improved production guidance and on a positive update regarding its Shenandoah well, which produced one of the largest discoveries in the Gulf of Mexico for the company.

The Fund’s weakest contributors include diversified metals/mining and gold companies. Copper-focused First Quantum Minerals (2.8% of Fund’s net assets†) saw its shares decline on the drop in copper prices as well as developments that may lead to some delays in the Sentinel copper project in Zambia. Gold miner Newmont Mining’s (1.6% of Fund’s net assets†) shares dropped, as weakness was seen in the gold mining sector broadly, driven by falling gold prices. Newmont

1

VAN ECK VIP GLOBAL HARD ASSETS FUND

Mining’s shares were additionally pressured by weak first quarter earnings results driven by lower than expected production and higher operating costs. Diversified natural resources company Glencore Xstrata’s (3.6% of Fund’s net assets†) shares traded lower on the back of weakness in base metal and coal prices. The merger between Glencore and Xstrata was completed during the period.

The Fund’s largest purchases during the period were exploration and production company EOG Resources, agricultural storage, processing and merchandizer Archer-Daniels-Midland and oil services company Superior Energy Services (2.2%, 1.3% and 1.0% of Fund’s net assets, respectively†). The Fund’s largest sales during the period were diversified metals/mining companies Rio Tinto and BHP Billiton and refining/marketing firm Western Refining (all were sold by Fund at period end). We reduced our overall exposure to diversified metals/mining and mining due to slowing emerging market growth and weakness in base metal and bulk commodity prices.

During the semi-annual period, we increased the Fund’s position in the agriculture products sub-sector relative to the benchmark. We significantly reduced the Fund’s positions in both the diversified metals/mining and gold sub-sectors. We also reduced the Fund’s cash position, adding to or initiating Fund positions on broad weakness in the commodities market. Within energy, we increased the Fund’s allocation to oil and gas exploration and production companies, with a focus on specific oil and gas acreage plays that in our view have attractive economics and/or have strong shale positions. We also increased Fund exposure to oil and gas services companies, as we expect shale oil activity to expand.

Outlook

In response to indications the Fed may taper its quantitative easing program later in 2013, financial market volatility increased as the semi-annual period progressed, including volatility for global bond yields and commodities. Such expectations regarding the Fed’s shift were driven by concerns about the outlook for global economic growth, combined with relatively good economic news in the U.S. In turn, currencies reflected investors’ concerns over the pace of global economic growth and consequent potentially reduced commodity demand. Disappointing Chinese economic data and weakness in emerging market economies also put pressure on commodities.

Should U.S. economic data continue to be positive and should recent improvement in European economic numbers prove somewhat sustainable, then we believe the outlook for global economic growth could stabilize, potentially proving to be a catalyst for commodities and hard asset-related equities during the second half of 2013.

Given this view, the North American unconventional resources theme represents a significant exposure in the Fund, focused on shale positions we find most attractive. We have particularly increased our focus on the Permian Basin in West Texas, as we believe it is evolving into one of the most attractive multi-zone unconventional oil plays in the U.S.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivative, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs. The Fund is also subject to inflation risk, short sales risk, market risk, non-diversification risk and leverage risk. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

2

We appreciate your continued investment in the Van Eck VIP Global Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

Charles T. Cameron	Shawn Reynolds
Co-Portfolio Manager	Co-Portfolio Manager

†	All Fund assets referenced are Total Net Assets as of June 30, 2013.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies.

[2]	S&P® Global Natural Resources Index (SPGNRUP) includes 90 of the largest publicly traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across three primary commodity-related sectors: agribusiness, energy and metals and mining.
3

VAN ECK VIP GLOBAL HARD ASSETS FUND

TOP TEN EQUITY HOLDINGS*

June 30, 2012 (unaudited)

Anadarko Petroleum Corp.
(U.S., 5.3%)

Anadarko Petroleum is an oil and gas exploration and production company, with major areas of operation located onshore in the United States, the Gulf of Mexico, Algeria, East and West Africa, and has production in China. The company markets natural gas, oil and natural gas liquids (NGLs), and owns and operates gas gathering and processing systems.

Pioneer Natural Resources Co.
(U.S., 4.7%)

Pioneer is an independent oil and gas exploration and production company, headquartered in Dallas, Texas, with operations primarily in the United States.

Marathon Oil Corp.
(U.S., 4.6%)

Marathon Oil is an independent international energy company engaged in exploration and production, oil sands mining and integrated gas. The Company’s operations are focused in North America, Africa and Europe.

Schlumberger Ltd.
(U.S., 4.3%)

Schlumberger is an oil services company. The company, through its subsidiaries, provides a wide range of services, including technology, project management and information solutions to the international petroleum industry as well as advanced acquisition and data processing surveys.

Halliburton Co.
(U.S., 4.0%)

Halliburton provides energy services and engineering and construction services, as well as manufactures products for the energy industry. The company offers services and products and integrated solutions to customers in the exploration, development, and production of oil and natural gas.

Concho Resources Inc.
(U.S, 3.7%)

Concho Resources acquires, develops and explores for oil and natural gas properties in the Permian Basin area of Southeast New Mexico and West Texas.

Glencore Xstrata Plc
(Switzerland, 3.6%)

Glencore Xstrata is a diversified natural resources company. The company operates in three groups: metals and minerals, energy products and agricultural products. Glencore Xstrata offers its products and services around the world.

Cimarex Energy Co.
(U.S., 3.6%)

Cimarex Energy explores for and produces crude oil and natural gas in the United States. The company conducts activities primarily in New Mexico, Texas and Oklahoma.

Occidental Petroleum Corp.
(U.S., 3.3%)

Occidental Petroleum explores for, develops, produces and markets crude oil and natural gas. The company also manufactures and markets a variety of basic chemicals, vinyls and performance chemicals. Occidental gathers, treats, processes, transports, stores, trades and markets crude oil, natural gas, NGLs, condensate and carbon dioxide (CO2) and generates and markets power.

Cameron International Corp.
(U.S., 3.3%)

Cameron manufactures oil and gas pressure control equipment, including valves, wellheads, chokes, and assembled systems. The company’s equipment is used for oil and gas drilling, production, and transmission in onshore, offshore, and subsea applications. Cameron also produces gas turbines, centrifugal gas and air compressors, and other products.

*	Percentage of net assets. Portfolio is subject to change.
Company descriptions courtesy of Bloomberg.com.
4

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 to June 30, 2013.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Van Eck VIP Global Hard Assets Fund

		Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period* January 1, 2013 – June 30, 2013
Initial Class	Actual	$1,000.00	$950.80	$5.28
	Hypothetical**	$1,000.00	$1,019.38	$5.47
Class S	Actual	$1,000.00	$949.50	$6.52
	Hypothetical**	$1,000.00	$1,018.11	$6.75

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2013), of 1.09% on Initial Class, and 1.35% on Class S Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
5

VAN ECK VIP GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

June 30, 2013 (unaudited)

Number of Shares		Value
COMMON STOCKS: 95.1%

Brazil: 0.0%
1,614,800	Brazilian Resources, Inc. (CAD) *#§	$190,673

Canada: 7.0%
42,300	Agrium, Inc. (USD)	3,678,408
429,100	Eldorado Gold Corp. (USD)	2,651,838
763,600	First Quantum Minerals Ltd.	11,326,576
184,100	Goldcorp, Inc. (USD)	4,552,793
454,519	Kinross Gold Corp. (USD)	2,318,047
600,900	New Gold, Inc. (USD) *	3,857,778
		28,385,440

Kuwait: 2.5%
389,061	Kuwait Energy Co. K.S.C.C. *#§ø	1,051,864
3,501,548	Kuwait Energy Plc *#§ø	9,059,204
		10,111,068

Monaco: 0.4%
166,000	Scorpio Tankers, Inc. (USD)	1,490,680
Norway: 2.4%
247,700	SeaDrill Ltd. #	9,976,455

Switzerland: 6.0%
3,548,065	Glencore Xtrata Plc (GBP) #	14,687,139
150,200	Noble Corp. (USD)	5,644,516
307,200	Weatherford International Ltd. (USD) *	4,208,640
		24,540,295

United Kingdom: 6.1%
3,102,200	Afren Plc *#	6,115,375
300,500	African Minerals Ltd. *#	865,403
144,800	Ensco Plc (USD)	8,415,776
848,820	Ophir Energy Plc *#	4,615,150
74,400	Randgold Resources Ltd. (ADR)	4,765,320
		24,777,024

United States: 70.7%
100,905	Alpha Natural Resources, Inc. *	528,742
251,700	Anadarko Petroleum Corp.	21,628,581
153,100	Archer-Daniels-Midland Co.	5,191,621
217,600	Cameron International Corp. *	13,308,416
223,300	Cimarex Energy Co.	14,512,267
120,500	Cloud Peak Energy, Inc. *	1,985,840
181,050	Concho Resources, Inc. *	15,157,506
245,000	Consol Energy, Inc.	6,639,500
50,100	Cummins, Inc.	5,433,846
143,500	Diamond Offshore Drilling, Inc.	9,871,365
118,900	Diamondback Energy, Inc. *	3,961,748
112,300	Dril-Quip, Inc. *	10,139,567
69,000	EOG Resources, Inc.	9,085,920
55,500	Green Plains Renewable Energy, Inc. *	739,260
79,900	Gulfport Energy Corp. *	3,760,893
545,500	Halcon Resources Corp. *	3,092,985
392,300	Halliburton Co.	16,366,756
221,100	HollyFrontier Corp.	9,458,658
54,100	Jacobs Engineering Group, Inc. *	2,982,533
414,300	Louisiana-Pacific Corp. *	6,127,497
539,300	Marathon Oil Corp.	18,648,994
190,100	National Oilwell Varco, Inc.	13,097,890
209,750	Newfield Exploration Co. *	5,010,928
216,600	Newmont Mining Corp.	6,487,170
150,200	Occidental Petroleum Corp.	13,402,346
Number of Shares		Value
United States: (continued)
133,000	Pioneer Natural Resources Co.	$19,251,750
243,600	Schlumberger Ltd.	17,456,376
181,400	SM Energy Co.	10,880,372
194,900	Steel Dynamics, Inc.	2,905,959
160,400	Superior Energy Services, Inc. *	4,160,776
116,400	Tesoro Corp.	6,090,048
79,900	The Mosaic Co.	4,299,419
157,000	United States Steel Corp.	2,752,210
90,700	Whiting Petroleum Corp. *	4,180,363
		288,598,102

Total Common Stocks (Cost: $374,901,556)		388,069,737

WARRANTS: 0.0%

Canada: 0.0%
24,704	Kinross Gold Corp. (CAD 21.30, expiring 09/17/14) *	1,997

United States: 0.0%
419,074	Far East Energy Corp. (USD 1.25, expiring 12/28/14) *#§	18,858

Total Warrants (Cost: $29,072)		20,855

EXCHANGE TRADED FUND: 0.9% (Cost: $3,933,621)
32,500	SPDR Gold Trust *	3,872,375

MONEY MARKET FUND: 4.2% (Cost: $17,122,875)
17,122,875	AIM Treasury Portfolio – Institutional Class	17,122,875

Total Investments: 100.2% (Cost: $395,987,124)		409,085,842

Liabilities in excess of other assets: (0.2)%		(852,084)
NET ASSETS: 100.0%		$408,233,758

ADR   — American Depositary Receipt

CAD   — Canadian Dollar

GBP   — British Pound

USD   — United States Dollar

*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $46,580,121 which represents 11.4% of net assets.
§	Illiquid Security – the aggregate value of illiquid securities is $10,320,599 which represents 2.5% of net assets.
Ø	Restricted security – the aggregate value of restricted securities is $10,111,068, or 2.5% of net assets.

See Notes to Financial Statements

6

Restricted securities held by the Fund as of June 30, 2013 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
Kuwait Energy Co. K.S.C.C.	08/06/2008	389,061	$1,176,489	$1,051,864	0.3%
Kuwait Energy Plc	12/19/2011	3,501,548	10,588,404	9,059,204	2.2
			$11,764,893	$10,111,068	2.5%

Summary of Investments by Sector (unaudited)	% of Investments	Value
Basic Materials	15.7%	$64,282,657
Consumer, Non-cyclical	1.3	5,191,621
Energy	73.8	301,714,358
Industrial	3.9	16,034,556
Industrial Metals	0.2	865,403
Precious Metals	0.0	1,997
Exchange Traded Fund	0.9	3,872,375
Money Market Fund	4.2	17,122,875
	100.0%	$409,085,842

The summary of inputs used to value the Fund’s investments as of June 30, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Brazil	$—	$—	$190,673	$190,673
Canada	28,385,440	—	—	28,385,440
Kuwait	—	—	10,111,068	10,111,068
Monaco	1,490,680	—	—	1,490,680
Norway	—	9,976,455	—	9,976,455
Switzerland	9,853,156	14,687,139	—	24,540,295
United Kingdom	13,181,096	11,595,928	—	24,777,024
United States	288,598,102	—	—	288,598,102
Warrants
Canada	1,997	—	—	1,997
United States	—	18,858	—	18,858
Exchange Traded Fund	3,872,375	—	—	3,872,375
Money Market Fund	17,122,875	—	—	17,122,875
Total	$362,505,721	$36,278,380	$10,301,741	$409,085,842

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2013:

	Common Stocks
	Brazil	Kuwait
Balance as of December 31, 2012	$294,364	$11,696,433
Realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	(103,691)	(1,585,365)
Purchases	—	—
Sales	—	—
Transfers in and/or out of level 3	—	—
Balance as of June 30, 2013	$190,673	$10,111,068

See Notes to Financial Statements

7

VAN ECK VIP GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

June 30, 2013 (continued)

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2013:

	Value as of June 30, 2013	Valuation Technique	Unobservable Input Description (1)	Unobservable Input		Impact to Valuation from an Increase in Input (2)
Common Stocks
Brazil	$190,673	Discounted Cash Flow	Discount for lack of market	25%		Decrease
Kuwait	10,111,068	Market comparable companies	Production Multiple	65.0	x	Increase
			EBITDA Multiple	5.8	x	Increase
			Reserve multiple	13.0	x	Increase
		Black Scholes	Duration to conversion	0.75		Decrease
			Price Volatility	40%		Decrease

(1)	In determining certain of these inputs, management evaluates a variety of factors including economic condition, industry and market developments, market valuations of comparable companies and company specific developments. EBITDA means Earnings Before Interest Taxes, Depreciation and Amortization.
(2)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases or decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

See Notes to Financial Statements

8

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2013 (unaudited)

Assets:
Investments, at value (Cost $395,987,124)	$409,085,842
Receivables:
Shares of beneficial interest sold	391,940
Dividends and interest	563,176
Prepaid expenses	1,663
Total assets	410,042,621

Liabilities:
Payables:
Shares of beneficial interest redeemed	781,868
Due to Adviser	347,860
Due to Distributor	21,098
Deferred Trustee fees	228,370
Accrued expenses	429,667
Total liabilities	1,808,863
NET ASSETS	$408,233,758

Initial Class Shares:
Net Assets	$311,174,870
Shares of beneficial interest outstanding	11,525,877
Net asset value, redemption and offering price per share	$27.00

Class S Shares:
Net Assets	$97,058,888
Shares of beneficial interest outstanding	3,689,981
Net asset value, redemption and offering price per share	$26.30

Net Assets consist of:
Aggregate paid in capital	$415,327,252
Net unrealized appreciation	13,098,718
Accumulated net investment loss	(6,115,159)
Accumulated net realized loss	(14,077,053)
$408,233,758

See Notes to Financial Statements

9

VAN ECK VIP GLOBAL HARD ASSETS FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2013 (unaudited)

Income:
Dividends (net of foreign taxes withheld of $34,362)		$3,335,895

Expenses:
Management fees	$2,184,579
Distribution fees – Class S Shares	120,568
Transfer agent fees – Initial Class	32,259
Transfer agent fees – Class S Shares	12,340
Custodian fees	28,520
Professional fees	39,696
Reports to shareholders	44,949
Insurance	6,740
Trustees’ fees and expenses	34,870
Other	2,997
Total expenses	2,507,518
Net investment income		828,377

Net realized loss on:
Investments		(12,432,741)
Foreign currency transactions and foreign denominated assets and liabilities		(6,436)
Net realized loss		(12,439,177)

Net change in unrealized appreciation (depreciation) on:
Investments		(10,001,571)
Foreign currency transactions and foreign denominated assets and liabilities		153
Net change in unrealized appreciation (depreciation)		(10,001,418)
Net Decrease in Net Assets Resulting from Operations		$(21,612,218)

See Notes to Financial Statements

10

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	June 30, 2013	December 31, 2012
	(unaudited)
Operations:
Net investment income	$828,377	$2,581,597
Net realized gain (loss)	(12,439,177)	194,393,736
Net change in unrealized appreciation (depreciation)	(10,001,418)	(98,739,556)
Net increase (decrease) in net assets resulting from operations	(21,612,218)	98,235,777

Dividends and Distributions to shareholders from:
Net investment income
Initial Class Shares	(2,370,818)	(2,278,070)
Class S Shares	(468,880)	(506,358)
	(2,839,698)	(2,784,428)
Net realized gains
Initial Class Shares	(6,777,188)	(72,929,958)
Class R1 Shares	—	(7,810,105)
Class S Shares	(1,817,712)	(4,587,025)
	(8,594,900)	(85,327,088)
Total dividends and distributions	(11,434,598)	(88,111,516)

Share transactions*:
Proceeds from sale of shares
Initial Class Shares	32,749,398	69,378,295
Class R1 Shares	—	5,730,499
Class S Shares	49,285,322	50,489,502
	82,034,720	125,598,296
Transfer of shares due to conversion (a)
Initial Class Shares	—	110,034,621
Class R1 Shares	—	(110,034,621)
	—	—
Reinvestment of dividends and distributions
Initial Class Shares	9,148,007	75,208,028
Class R1 Shares	—	7,810,105
Class S Shares	2,286,591	5,093,383
	11,434,598	88,111,516
Cost of shares redeemed
Initial Class Shares	(60,172,558)	(841,968,495)
Class R1 Shares	—	(6,528,079)
Class S Shares	(32,743,854)	(14,345,310)
Redemption fees	—	7,293
	(92,916,412)	(862,834,591)
Net increase (decrease) in net assets resulting from share transactions	552,906	(649,124,779)
Total decrease in net assets	(32,493,910)	(639,000,518)

Net Assets:
Beginning of period	440,727,668	1,079,728,186
End of period (including accumulated net investment loss of ($6,115,159) and ($4,103,838), respectively)	$408,233,758	$440,727,668

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

Initial Class Shares:
Shares sold	1,127,982	2,300,950
Shares transferred (a)	—	3,644,737
Shares reinvested	308,429	2,427,701
Shares redeemed	(2,079,946)	(26,337,151)
Net decrease	(643,535)	(17,963,763)

Class R1 Shares:
Shares sold	—	182,142
Shares transferred (a)	—	(3,649,573)
Shares reinvested	—	250,484
Shares redeemed	—	(203,550)
Net decrease	—	(3,420,497)

Class S Shares:
Shares sold	1,720,903	1,785,210
Shares reinvested	79,039	170,504
Shares redeemed	(1,148,343)	(506,171)
Net increase	651,599	1,449,543

(a)	At the close of business on April 30, 2012, the fund closed the Class R1 Shares and all outstanding Class R1 Shares were converted to Initial Class Shares.

See Notes to Financial Statements

11

VAN ECK VIP GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Initial Class Shares
	For the Six Months Ended June 30,		Year Ended December 31,
	2013		2012	2011	2010		2009	2008
	(unaudited)
Net asset value, beginning of period	$29.13		$30.75	$37.67	$29.26		$18.75	$41.19
Income from investment operations:
Net investment income (loss)	0.06	(b)	0.15 (b)	0.04 (b)	(0.01)		(0.03)	0.11
Net realized and unrealized gain (loss) on investments	(1.42)		1.00	(6.09)	8.52		10.72	(16.53)
Total from investment operations	(1.36)		1.15	(6.05)	8.51		10.69	(16.42)
Less dividends and distributions from:
Net investment income	(0.20)		(0.18)	(0.42)	(0.11)		(0.06)	(0.11)
Net realized gains	(0.57)		(2.59)	(0.45)	—		(0.12)	(5.91)
Total dividends and distributions	(0.77)		(2.77)	(0.87)	(0.11)		(0.18)	(6.02)
Settlement payments from unaffiliated third parties	—		—	—	0.01		—	—
Redemption fees	—		— (d)	— (d)	—	(d)	— (d)	— (d)
Net asset value, end of period	$27.00		$29.13	$30.75	$37.67		$29.26	$18.75
Total return (a)	(4.92	)%(e)	3.39%	(16.45)%	29.23	%(c)	57.54%	(46.12)%

Ratios/Supplemental Data
Net Assets, end of period (000’s)	$311,175		$354,487	$926,630	$1,162,125		$897,073	$541,777
Ratio of gross expenses to average net assets	1.09	%(f)	1.03%	0.92%	0.97%		1.10%	0.99%
Ratio of net expenses to average net assets	1.09	%(f)	1.03%	0.92%	0.97%		1.10%	0.99%
Ratio of net expenses, excluding interest expense, to average net assets	1.09	%(f)	1.03%	0.92%	0.97%		1.09%	0.99%
Ratio of net investment income (loss) to average net assets	0.43	%(f)	0.50%	0.11%	(0.05)%		(0.15)%	0.28%
Portfolio turnover rate	28	%(e)	29%	38%	70%		105%	76%

	Class S Shares
	For the Six Months Ended June 30,		Year Ended December 31,
	2013		2012	2011		2010		2009	2008
	(unaudited)
Net asset value, beginning of period	$28.38		$30.10	$36.95		$28.80		$18.53	$41.05
Income from investment operations:
Net investment income (loss)	0.03	(b)	0.13 (b)	(0.06	)(b)	0.05		(0.06)	0.05
Net realized and unrealized gain (loss) on investments	(1.39)		0.92	(5.96)		8.17		10.51	(16.44)
Total from investment operations	(1.36)		1.05	(6.02)		8.22		10.45	(16.39)
Less dividends from:
Net investment income	(0.15)		(0.18)	(0.38)		(0.08)		(0.06)	(0.22)
Net realized gains	(0.57)		(2.59)	(0.45)		—		(0.12)	(5.91)
Total dividends and distributions	(0.72)		(2.77)	(0.83)		(0.08)		(0.18)	(6.13)
Settlement payments from unaffiliated third parties	—		—	—		0.01		—	—
Redemption fees	—		— (d)	—	(d)	—	(d)	— (d)	— (d)
Net asset value, end of period	$26.30		$28.38	$30.10		$36.95		$28.80	$18.53
Total return (a)	(5.05	)%(e)	3.11%	(16.69)%		28.67	%(c)	56.92%	(46.35)%

Ratios/Supplemental Data
Net Assets, end of period (000’s)	$97,059		$86,241	$47,818		$25,061		$3,899	$387
Ratio of gross expenses to average net assets	1.35	%(f)	1.34%	1.26%		1.36%		2.24%	2.90%
Ratio of net expenses to average net assets	1.35	%(f)	1.34%	1.26%		1.36%		1.44%	1.31%
Ratio of net expenses, excluding interest expense, to average net assets	1.35	%(f)	1.34%	1.26%		1.36%		1.44%	1.30%
Ratio of net investment income (loss) to average net assets	0.21	%(f)	0.47%	(0.18)%		(0.39)%		(0.73)%	(0.02)%
Portfolio turnover rate	28	%(e)	29%	38%		70%		105%	76%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding
(c)	For the year ended December 31, 2010, the Fund received settlement payments from unaffiliated third parties which represented 0.04% of the Initial Class Shares and Class S total return.
(d)	Amount represents less than $0.005 per share
(e)	Not annualized
(f)	Annualized

See Notes to Financial Statements

12

NOTES TO FINANCIAL STATEMENTS
June 30, 2013 (unaudited)

Note 1—Fund Organization—Van Eck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Global Hard Assets Fund (the “Fund”) is a non-diversified series of the Trust and seeks long-term capital appreciation by investing primarily in hard asset securities. The Fund offers two classes of shares: Initial Class Shares and Class S Shares. The two classes are identical except Class S Shares are subject to a distribution fee. At the close of business on April 30, 2012, the Fund closed the Class R1 Shares and all Class R1 Shares outstanding were converted to Initial Class Shares.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. market, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. The Pricing Committee provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from broker dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
13

VAN ECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS
June 30, 2013 (continued)

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered.

Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Schedule of Investments.

F.	Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment. Warrants held at June 30, 2013 are reflected in the Schedule of Investments.

G.	Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivatives instruments and hedging activities. The Fund held no derivative instruments during the period ended June 30, 2013.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Fund held no forward foreign currency contracts during the period ended June 30, 2013.

H.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments. The Fund received regulatory settlement payments during 2010 from unaffiliated third parties which is included in the Financial Highlights. The Fund received
14

redemption fees from Class R1 Shares prior to its closing on April 30, 2012 and are reflected in the Statement of Changes in Net Assets and Financial Highlights.

Income, expenses (excluding class-specific expenses), realized, and unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the first $500 million of average daily net assets, 0.90% of the next $250 million of average daily net assets and 0.70% of the average daily net assets in excess of $750 million. The Adviser has agreed to, at least until May 1, 2014, waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses exceeding 1.20% for the Initial Class Shares and 1.45% for the Class S Shares. For the period ended June 30, 2013, no management fees were waived nor were any expenses assumed by the Adviser. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, (the “Distributor”).

Note 4—12b-1 Plans of Distribution—The Fund and the Distributor are parties to a distribution agreement dated May 1, 2006. The Fund has adopted a Distribution Plan (the “Plan”) for Class S Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid in any one year is 0.25% of average daily net assets for Class S Shares.

Note 5—Investments—For the period ended June 30, 2013, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated $67,778,584 and $62,590,110, respectively.

Note 6—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at June 30, 2013 was $404,344,462 and net unrealized appreciation aggregated $4,741,380 of which $58,771,973 related to appreciated securities and $54,030,593 related to depreciated securities.

The tax character of dividends and distributions paid to shareholders were as follows:

	As of June 30, 2013	Year Ended December 31, 2012
Ordinary income	$2,839,698	$17,803,511
Long-term capital gains	8,594,900	70,308,005
Total	$11,434,598	$88,111,516

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for open tax years (tax years ended December 31, 2009-2012), or expected to be taken in the Fund’s current tax year. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements.

15

VAN ECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS
June 30, 2013 (continued)

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2013, the Fund did not incur any interest or penalties.

Note 7—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

At June 30, 2013, the aggregate shareholder accounts of three insurance companies own approximately 53%, 23%, and 5% of the Initial Class Shares and four insurance companies own approximately 56%, 26% and 9%, and 5% of the Class S Shares.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust and the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 9—Bank Line of Credit—The Trust may participate with Van Eck Funds (collectively the “VE/VIP Funds”) in a $20 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. The VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2013, the Fund had no outstanding borrowings under the Facility.

Note 10—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. During the period ended June 30, 2013, the Fund had no securities lending activity.

Note 11—Recent Accounting Pronouncements—The Fund has adopted Accounting Standards Update (“ASU”) No. 2011-11, Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities, as clarified by ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which requires entities to disclose gross and net information about derivative instruments, repurchase and reverse-repurchase agreements, and securities borrowing and lending transactions that are either: (1) offset in accordance with GAAP, or (2) subject to enforceable master netting arrangement or similar agreements, irrespective of whether they are offset in accordance with GAAP. In addition, ASU No. 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. Additional disclosure requirements of ASU No. 2011-11 and ASU No. 2013-01, if any, are reflected in Note 2 to the Fund’s financial statements.

Note 12—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Effective July 26, 2013, the VE/VIP Funds increased the line of credit from $20 million to $30 million.

16

VAN ECK VIP GLOBAL HARD ASSETS FUND

APPROVAL OF ADVISORY AGREEMENT

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may be entered into only if it is approved, and may continue in effect from year to year after an initial two-year period only if its continuance is approved, at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

On June 25, 2013, the Board of Trustees (the “Board”) of Van Eck VIP Trust (the “Trust”), which is comprised exclusively of Independent Trustees, voted to approve the continuation of the existing advisory agreement (the “Advisory Agreement”) between the Van Eck VIP Global Hard Assets Fund (the “Fund”) and its investment adviser, Van Eck Associates Corporation (together with its affiliated companies, the “Adviser”). Information regarding the material factors considered and related conclusions reached by the Board in approving the continuation of the Advisory Agreement is set forth below.

In considering the continuation of the Advisory Agreement, the Board reviewed and considered information that had been provided by the Adviser throughout the year at regular and special meetings of the Board and its committees, including information requested by the Board and furnished by the Adviser for meetings of the Board held on June 4, 2013 and June 24 and 25, 2013 specifically for the purpose of considering the continuation of the Advisory Agreement. The written and oral reports provided to the Board included, among other things, the following:

¡	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plans with respect to its mutual fund operations and other lines of business;

¡	The consolidated financial statements of the Adviser for the past three fiscal years;

¡	A copy of the Advisory Agreement and descriptions of the services provided by the Adviser thereunder;

¡	Information regarding the qualifications, education and experience of the investment professionals responsible for portfolio management, investment research and trading activities for the Fund, the structure of their compensation and the resources available to support these activities;

¡	A report prepared by an independent consultant comparing the Fund’s investment performance (including, where relevant, total returns, standard deviations, Sharpe ratios, information ratios, beta and alpha) with respect to a representative class of shares of the Fund for the one-, three-, five- and ten-year periods ended March 31, 2013 with those of (i) a universe of mutual funds selected by the independent consultant with similar portfolio holding characteristics, share class attributes and other operational characteristics as the Fund (the “Category”), (ii) a sub-group of funds selected from the Category by the independent consultant further limited to approximate more closely the Fund’s investment style, expense structure and asset size (the “Peer Group”) and (iii) an appropriate benchmark index;

¡	A report prepared by an independent consultant comparing the advisory fees and other expenses of a representative class of shares of the Fund during its fiscal year ended December 31, 2012 with a similar share class of each fund in the (i) Category and (ii) Peer Group;

¡	An analysis of the profitability of the Adviser with respect to its services for the Fund and the Van Eck complex of mutual funds as a whole (the “Van Eck Complex”);

¡	Information regarding other investment products and services offered by the Adviser involving investment objectives and strategies similar to the Fund (“Comparable Products”), including the fees charged by the Adviser for managing the Comparable Products, a description of material differences and similarities in the services provided by the Adviser for the Fund and the Comparable Products, the size of the Comparable Products, the performance of the Comparable Products and identity of the individuals responsible for managing the Comparable Products;

¡	Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser on behalf of the Fund, and reports regarding a variety of compliance-related issues;

¡	Information with respect to the Adviser’s brokerage practices, including the Adviser’s processes for monitoring best execution of portfolio transactions and the benefits received by the Adviser from research acquired with soft dollars;

¡	Information regarding the procedures used by the Adviser in monitoring the valuation of portfolio securities, including the methodologies used in making fair value determinations;

¡	Information regarding the Adviser’s policies and practices with respect to personal investing by the Adviser and its employees, including reports regarding the administration of the Adviser’s code of ethics and the Adviser’s policy with respect to investments in the Fund by the Adviser’s investment personnel;
17

VAN ECK VIP GLOBAL HARD ASSETS FUND

APPROVAL OF ADVISORY AGREEMENT (continued)

¡	Descriptions of other administrative and other non-investment management services provided by the Adviser for the Fund, including the Adviser’s activities in managing relationships with the Fund’s custodian, transfer agent and other service providers; and

¡	Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In determining whether to approve the continuation of the Advisory Agreement, the Board considered, among other things, the following: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment management services provided by the Adviser; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the Advisory Agreement and the services performed thereunder; (4) the willingness of the Adviser to reduce the overall expenses of the Fund from time to time, if necessary or appropriate, by means of waiving a portion of its fees or paying expenses of the Fund; (5) the quality of the services, procedures and processes used to determine the value of the Fund’s assets and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development and implementation of a comprehensive compliance program; (7) the responsiveness of the Adviser to inquiries from, and examinations by, regulatory authorities, including the Securities and Exchange Commission; (8) the resources committed by the Adviser in recent periods to information technology; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Fund.

The Board considered the fact that the Adviser is managing other investment products, including exchange-traded funds, hedge funds, separate accounts and UCITs, one or more of which may invest in the same financial markets and may be managed by the same investment professionals according to a similar investment objective and/or strategy as the Fund. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Fund. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Fund and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

The performance data and the advisory fee and expense ratio data described below for the Fund is based on data for a representative class of shares of the Fund. The performance data is for periods on an annualized basis ended March 31, 2013, and the advisory fee and expense ratio data is as of the Fund’s fiscal year end of December 31, 2012.

Performance. The Board noted, based on a review of comparative annualized total returns, that the Fund had outperformed its Category and Peer Group medians over the five- and ten-year periods and its Peer Group median for the one-year period, but had underperformed its Category median for the one-year period and Category and Peer Group medians over the three-year period. The Board also noted that the Fund had outperformed its benchmark index for the ten-year period, but had underperformed its benchmark index for the one-, three- and five-year periods. On the basis of the foregoing and other relevant information provided in response to inquiries by the Board regarding material factors that contributed to the Fund’s underperformance in recent periods, the Board concluded that the performance of the Fund was satisfactory.

Fees and Expenses. The Board noted that the fees payable for advisory services were higher than the median advisory fees of its Category and Peer Group, but that the Fund’s total expense ratio, net of waivers or reimbursements, was lower than the median expense ratio of its Category and only 0.03% higher than the median expense ratio of its Peer Group. The Board also noted that the Adviser has agreed to waive fees or pay expenses of the Fund through April 2014 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount. On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee charged to the Fund is reasonable.

Profitability and Economies of Scale. The Board considered the profits, if any, realized by the Adviser from managing the Fund and other mutual funds in the Van Eck Complex and the methodology used to determine such profits, including the results of an analysis of the methodology performed recently by an independent consultant on behalf of the Board and its independent counsel. The Board noted that the levels of profitability reported on a fund-by-fund basis varied widely depending on such factors as the size, type of fund and operating history The Board further noted that, in evaluating the reasonableness of the Adviser’s profits from managing any particular Fund, it would be appropriate to consider the size of the Adviser relative to other firms in the investment management industry and the impact on the Adviser’s profits of the volatility of the markets in which the Funds invest and the volatility of cash flows into and out of the Funds through various

18

market cycles. Based on its review of the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the profits realized by the Adviser, if any, are not excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as the Fund grows and whether the Fund’s fee schedule, which includes breakpoints, reflects these economies of scale for the benefit of shareholders. The Board concluded that, with respect to the Fund, the economies of scale being realized, if any, are currently being shared by the Adviser and the Fund, and that adding or modifying existing breakpoints would not be warranted at this time for the Fund.

Conclusion. In determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to such factors, the members of the Board relied upon the advice of independent legal counsel and their own business judgment. The Board did not consider any single factor as controlling in determining whether to approve the continuation of the Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors considered in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board (comprised exclusively of Independent Trustees) concluded that the continuation of the Advisory Agreement is in the interests of shareholders and, accordingly, the Board approved the continuation of the Advisory Agreement for an additional one-year period.

19

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
335 Madison Avenue, New York, NY 10017
vaneck.com
Account Assistance:	800.544.4653

vaneck.com

VIPGHASAR

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

        Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     No changes.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck VIP Global Hard Assets Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act)
     provide reasonable assurances that material information relating to the Van
     Eck VIP Global Hard Assets Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK VIP TRUST - VAN ECK VIP GLOBAL HARD ASSETS FUND

By (Signature and Title) /s/ John J. Crimmins, Treasurer & CFO
                         -------------------------------------
Date  September 6, 2013
     ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        -------------------------
Date  September 6, 2013
     ------------------

By (Signature and Title) /s/ John J. Crimmins, Treasurer and CFO
                        -----------------------------------------

Date  September 6, 2013
     ------------------